ElderTrust


Contact:  Michael R. Walker
          Acting President and Chief Executive Officer
         (302) 993-1022
          www.eldertrust.com


ElderTrust Announces Third Quarter and Year to Date 2003 Results


Third Quarter 2003:
___________________
* Reported net income from continuing operations of $0.9 million and net income of $2.3 million
* Reported net income from continuing operations of $0.11 per basic and diluted share on revenues of $4.8 million
* Reported FFO of $0.58 per basic and diluted share

Wilmington, DE, (October 27, 2003) - ElderTrust (NYSE:ETT), an equity healthcare REIT, today reported results for the quarter ended September 30, 2003.

Net income from continuing operations for the quarter ended September 30, 2003 totaled $0.9 million or $0.11 per basic and diluted share and net income totaled $2.3 million or $0.29 per basic and diluted share. For the comparable quarter of 2002, net income from continuing operations was $0.2 million or $0.03 per basic and diluted share. Net income for the comparable quarter of 2002 was $0.7 million or $0.09 per basic and diluted share. During the quarter ended September 30, 2003 the Company recognized a gain of $1.9 million from the extinguishment of the mortgage debt on the Pennsburg and Harston Hall properties and recognized an expense of $1.3 million for the severance costs associated with the resignation of its former President and CEO.

Funds from operations (FFO) for the third quarter of 2003 totaled $4.5 million, or $0.58 per basic and diluted share, on revenues of $4.8 million. In comparison, FFO for the third quarter of 2002 totaled $3.2 million, or $0.43 per basic and $0.41 per diluted share, on revenues of $4.2 million.

For the nine months ended September 30, 2003, FFO totaled $9.9 million, or $1.29 per basic and diluted share, on revenues of $14.4 million. Net income for the nine months ended September 30, 2003 was $2.2 million or $0.28 per basic and diluted share from continuing operations and net income totaled $2.6 million or $0.34 per basic and diluted share. For the comparable period in 2002, FFO totaled $9.1 million, or $1.24 per basic share and $1.19 per diluted share, on revenues of $12.7 million. Net income from continuing operations was $0.5 million or $0.07 per basic and diluted share and net income equaled $1.6 million or $0.22 per basic share and $0.21 per diluted share for the nine months ended September 30, 2002.

                                --more--

ElderTrust 3Q 03 Results
Page 2

Net income for the nine months ended September 30, 2003, included income of $0.9 million, or approximately $0.12 per basic and diluted share, related to the reversal of a bad debt reserve. This income was recognized by the Company during the quarter ended March 31, 2003. This reserve was recorded against a receivable from ET Capital Corp. During the first quarter, the Company obtained operational control of ET Capital Corp., and has subsequently consolidated its operations. As a result of the consolidation of ET Capital Corp., the Company has realized amounts previously deemed to be uncollectible; resulting in the recognition of this additional income during the nine months ended September 30, 2003 through the reversal of previously recorded bad debt expense.

The Company noted that during the quarter it entered into a definitive Master Agreement (the Agreement) with Genesis Health Ventures, Inc. (NASDAQ:GHVI; Genesis; after the spin-off, HealthCare) in connection with the Genesis spin-off of its ElderCare business. The Company noted that, once closed, the transaction will represent a significant restructuring of the Companys agreements with Genesis. As a result of this Agreement, 12 properties have been classified as held for sale properties at September 30, 2003 and their respective financial results have been classified as part of discontinued operations for all periods presented. Details of this Agreement with Genesis are noted in the Companys press releases dated September 11, and September 12, 2003.

On October 24, 2003, the Company closed its previously announced transaction with Genesis ElderCare Partnership of New England, Limited Partnership (the Benchmark Transaction). From the cash proceeds the Company receives from the Benchmark Transaction and its previously announced transactions with Genesis, it intends to repay approximately $20.6 million of indebtedness relating to two facilities during the fourth quarter of 2003. Details of the Benchmark Transaction are noted in the Companys press release dated September 11, 2003.

In accordance with recent SEC guidance, the Companys FFO results have been revised for all time periods presented to include losses from the impairment of rental property which had previously been excluded from FFO.

ElderTrust is a real estate investment trust that invests in real estate properties used in the healthcare services industry, principally along the East Coast of the United States. The Company currently owns or has interests in 30 properties.

Certain matters discussed within this press release may be deemed to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although ElderTrust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from ElderTrusts expectations include the extent to which it can achieve the planned reductions in recurring overhead expenses, the extent to which it can consummate the proposed transactions with Genesis Health Ventures, Inc. (and after the spin-off, HealthCare), the Companys principal tenant, the extent to which Genesis (and after the spin-off,

ElderTrust 3Q 03 Results
Page 3


HealthCare) continues to make lease payments to the Company, real estate conditions, changes in the economic conditions and other risks detailed from time to time in the Companys SEC reports and filings. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

ElderTrust will host a conference call at 2:00 pm (Eastern Time) on October 28, 2003 to discuss the results of this years third quarter.

To listen to the call please dial 1-877-591-1121 and reference the ElderTrust Third Quarter Earnings Call hosted by Michael R. Walker at least 5 minutes prior to the start time. There will be a replay of the call available approximately two hours after the end of the call and it will be available for fourteen days. To access the replay please dial 1-800-642-1687 and enter ID number 3559026. Additionally, a copy of this press release is available on the Companys website at www.eldertrust.com under News.




                          (Financial Tables Follow)



ElderTrust 3Q 03 Results
Page 4


                               ELDERTRUST
                          Financial Supplement

                  CONDENSED CONSOLIDATED INCOME STATEMENT
                               (unaudited)


                                          ($000s, except per share data)

                                  Three Months Ended    Nine Months Ended
                                    September 30,          September 30,
                                  ---------------------------------------
                                    2003      2002       2003        2002
                                  ---------------------------------------
Revenues:
  Rental                           $4,755    $3,874    $14,177   $11,563
  Interest                             59        69        188       214
  Interest from unconsolidated
   equity investees                     -       217          -       647
  Other income                          -         5          -       226
                                  ---------------------------------------
    Total revenues                  4,814     4,165     14,365    12,650
                                  ---------------------------------------

Expenses:
  Property operating expenses         314       285        921       998
  Interest expense, including
   amortization of deferred
   finance costs                    2,070     1,835      6,191     5,571
  Depreciation and amortization     1,459     1,195      4,375     3,586
  General and administrative          573       551      2,042     1,705
  Gain on debt restructuring       (1,856)        -     (1,856)        -
  Bad debt expense (recovery)           -         -       (894)        -
  Severance expense                 1,341         -      1,341         -
                                  ---------------------------------------
    Total expenses                  3,901     3,866     12,120    11,860
                                  ---------------------------------------

Net income before equity in losses
 of unconsolidated entities and
 minority interest                    913       299      2,245       790

Equity in losses of unconsolidated
 entities, net                          -       (73)         -      (236)
Minority interest                     (36)      (10)       (81)      (32)
                                  ---------------------------------------

Income from continuing operations     877       216      2,164       522

Income on discontinued operations,
 net of minority interest           1,433       469        501     1,115
                                  ---------------------------------------

Cumulative effect of  a change in
 accounting principle, net of
 minority interest                    (49)        -        (49)        -
                                  ---------------------------------------

Net income                         $2,261      $685     $2,616    $1,637
                                  =======================================

Income (loss) Per Share
-----------------------------------
Basic weighted average number of
 common shares outstanding          7,722     7,435     7,678     7,378

Basic income per share from
 continuing operations              $0.11     $0.03     $0.28     $0.07
Basic income per share from
 discontinued operations            $0.19     $0.06     $0.07     $0.15
Basic loss per share from
 cumulative effect of accounting
 change                            ($0.01)        -    ($0.01)        -
Basic net income per share          $0.29     $0.09     $0.34     $0.22


Diluted weighted average number of
 common shares outstanding          7,770     7,741     7,709     7,701

Diluted income per share from
 continuing operations              $0.11     $0.03     $0.28     $0.07
Diluted income per share from
 discontinued operations            $0.19     $0.06     $0.07     $0.14
Diluted loss per share from
 cumulative effect of accounting
 change                            ($0.01)        -    ($0.01)        -
Diluted net income per share        $0.29     $0.09     $0.34     $0.21



ElderTrust 3Q 03 Results
Page 5


                                ELDERTRUST
                           Financial Supplement


                           FUNDS FROM OPERATIONS
                                 (unaudited)


Funds from operations            $4,509      $3,199   $9,923    $9,139
Basic per share funds from
 operations                       $0.58       $0.43    $1.29     $1.24
Diluted per share funds from
 operations                       $0.58       $0.41    $1.29     $1.19


ElderTrust 3Q 03 Results
Page 6


                                ELDERTRUST
                           Financial Supplement

                        SELECTED BALANCE SHEET DATA
                               (unaudited)

                                 ($000s)


                                         September 30,     December 31,
                                            2003               2002
                                         -------------------------------
Balance Sheet Data
-----------------------------------------
Investments in real estate, net               $152,028      $282,057
Properties held for sale, net                  118,189           926
                                         -------------------------------
Total real estate assets                       270,217       282,983
Investments in and advances to
 unconsolidated entities, net                        -         3,187
Cash and cash equivalents                        4,180         7,398
Restricted cash                                 10,181        11,259
Working capital (1)                             (4,674)      (14,340)
Total assets                                   286,801       306,775
Debt on properties held for sale                82,226         1,007
Total debt                                     191,640       212,807
Shareholders equity                             82,882        82,744

(1) The Companys working capital deficit is $4.7 million and $14.3 million at September 30, 2003 and December 31, 2002, respectively.
The deficit at December 31, 2002 includes the outstanding mortgage balance on the Harston Hall and Pennsburg properties of $14.9 million, which was satisfied in August 2003. The working capital deficit at September 30, 2003 and December 31, 2002 also includes $5.0 million and $2.0 million representing the current portion of the $5.0 million and $3.1 million outstanding balance on the Guidance Line at September 30, 2003 and December 31, 2002, respectively.


ElderTrust 3Q 03 Results
Page 7


     The following table presents the Companys Funds from Operations for the quarters and nine months ended September 30, 2003 and 2002:


                                 Three Months Ended    Nine Months Ended
                                    September 30,          September 30,
                                  ---------------------------------------
                                    2003      2002       2003      2002
                                  ---------------------------------------
                                                  ($000s)

Funds from Operations: (2)
  Net income                        $2,261    $685     $2,616     $1,637
  Minority interest                     89      29         98         85
                                  ---------------------------------------
  Net income before minority
   interest                          2,350     714      2,714      1,722
  Adjustments to derive funds
   from operations:
    Add:
     Real estate depreciation and
     amortization:
        Consolidated entities        2,575   1,492      7,790      4,490
        Unconsolidated entities          -   1,122          -      3,367
     Gain on sale of real estate
      property                        (241)      -       (203)         -
                                  ---------------------------------------
Funds from operations before
 allocation to minority interest     4,684   3,328     10,301      9,579
Funds from operations allocable
 to minority interest                 (175)   (129)      (378)      (440)
                                  ---------------------------------------
Funds from operations attributable
 to the common shareholders         $4,509  $3,199     $9,923     $9,139
                                  =======================================

Other Data:

Cash flow provided by operating
 activities                        $1,822   $2,235     $8,647     $6,916
Cash flow provided by investing
 activities                         4,995      543      4,630        980
Cash flow used in financing
 activities                        (8,985)    (617)   (16,495)    (5,336)



(2)The White Paper on Funds from Operations approved by the Board of Governors of NAREIT in October, 1999 defines Funds from Operations as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. The Company believes that Funds from Operations is helpful to investors as a measure of the performance of an equity REIT. The Company computes Funds from Operations using standards established by NAREIT which may not be comparable to Funds from Operations reported by other REITs that do not define the term using the current NAREIT definition or that interpret the current NAREIT definition differently than the Company. Funds from Operations does not represent cash generated from operating activities using generally accepted accounting principles and should not be considered as an alternative to net income as an indication of the Companys financial performance, or to cash flow from operating activities as a measure of the Companys liquidity, nor is it indicative of funds available to fund the Companys cash needs, including its ability to make cash distributions. Effective January 1, 2000, Funds from Operations includes both recurring and non-recurring results of operations, except those results defined as extraordinary items under generally accepted accounting principles and gains and losses from sales of depreciable operating property.


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